                                                                Exhibit: 10.47FT



                       COLLATERAL ASSIGNMENT OF TRADEMARKS

         THIS COLLATERAL ASSIGNMENT OF TRADEMARKS (the "Assignment"), dated as of March 31, 1998 is by and between FUTECH INTERACTIVE PRODUCTS, INC., a Minnesota corporation (the "Assignor") and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "Assignee").

                                   WITNESSETH

         WHEREAS, the Assignor and the Assignee have entered into a Financing Agreement of even date herewith (the "Financing Agreement"), pursuant to which the Assignee has agreed to extend certain credit accommodations to the Assignor under the terms and conditions set forth therein (unless otherwise defined herein, all capitalized term used herein shall have the meaning given such terms in the Financing Agreement);

         WHEREAS, the Assignor has pledged and granted to the Assignee a security interest in the property described in a Security Agreement of even date herewith (the "Security Agreement") by and between Assignor and Assignee which property includes general intangibles, including, without limitation, applications for patents, applications for trademarks, trade names, copyrights, patents, inventions and trade secrets;

         WHEREAS, the Assignor owns certain businesses which have adopted and used the trademarks and trade names set forth in Exhibit A attached hereto, and the trademarks so listed are registered or application has been made for such registration as noted in Exhibit A in the United States Patent and Trademark Office; and

         WHEREAS, in order to induce the Assignee to enter into the Financing Agreement and the Security Agreement and extend the credit accommodations to the Assignor thereunder, and in order to secure the payment and performance of (a) all indebtedness, liabilities and obligations of the Assignor to the Assignee of every kind, nature or description under the Financing Agreement, (b) all liabilities of the Assignor under this Agreement or any other Loan Document, and
(c) any and all liabilities and obligations of the Assignor to the Assignee of every kind, nature and description, whether direct or indirect or hereafter acquired by the Assignee from any Person, absolute or contingent, regardless of how such liabilities arise or by what agreement or instrument they may be evidenced, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred (the "Liabilities"), the Assignor is willing to enter into this Assignment.

         NOW, THEREFORE, in consideration of the premises and to induce the Assignee to extend credit accommodations under the Financing Agreement, the parties hereto agree as follows:

         1. The Assignor does hereby assign all of its right, title and interest in and to all of the present trademarks, trade names and servicemarks and the registrations and applications therefor owned by the Assignor (the "Trademarks"), including but not limited to those set forth on Exhibit A, and including, without limitation, all proceeds thereof together with the right to recover for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof, together with the goodwill of the business associated with said Trademarks, said Trademarks to be held and enjoyed by the Assignee for its own use and behalf, and for its legal representatives, successors and assigns, as fully and entirely as the same would have been held by the Assignor had this Assignment not been made. The foregoing assignment shall be effective only upon the occurrence of an Event of Default under the Security Agreement and upon written notice by the Assignee to the Assignor of the acceptance by the Assignee of this Assignment; unless and until the acceptance of this Assignment, this Assignment shall have no effect. After the occurrence and continuation of an Event of Default under the Security Agreement, the Assignee shall be entitled to transfer the Trademarks pursuant to an Assignment of Trademarks substantially in the form of Exhibit B. The Assignor hereby irrevocably authorizes the Assignee to date undated Assignments of Trademarks and otherwise complete such Assignment at the time of transfer.

                  2. The Assignor hereby covenants and warrants that:

                  (a) except for applications pending, to the best of the Assignor's knowledge, the Trademarks listed on Exhibit A have been duly issued and are registered and subsisting and have not been adjudged invalid or unenforceable in whole or in part;

                  (b) to the best of the Assignor's knowledge, each of the Trademarks and listed on Exhibit A is valid and enforceable;

                  (c) no claim has been made to the Assignor or, to the knowledge of the Assignor, to any other person, that use of any of the Trademarks does or may violate the rights of any third person and no claim has been made by the Assignor that any other person is infringing upon the rights of the Assignor under the Trademarks;

                  (d) the Assignor has the unqualified right to enter into this Assignment and perform its terms;

                  (e) the Assignor will be, until the Liabilities shall have been satisfied in full and the Loan Documents shall have been terminated, in substantial compliance with statutory notice requirements relating to its use of the Trademarks;

                  (f) to the best of the Assignor's knowledge, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks listed on Exhibit A, free and clear of any liens, charges and encumbrances, including without limitation, licenses and covenants by the Assignor not to sue third persons;

                  (g) the Trademarks listed on Exhibit A are all of the United States Trademarks Registrations and applications therefor now owned by the Assignor; and

                  (h) the Assignor will, at any time upon request, communicate to the Assignee, its successors and assigns, any facts relating to the Trademarks or the history thereof as may be known to the Assignor or its officers, employees and agents, and cause such officers, employees and agents to testify as to the same in any infringement or other litigation at the request of the Assignee.

                  3. The Assignor agrees that, until the rights of the Assignee in the Trademarks are terminated pursuant to Section 6, it will not enter into any agreement that is in conflict with its obligations under this Assignment.

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         4. If, before the Liabilities shall have been satisfied in full, the
Assignor shall obtain rights to any new trademark, trade name or servicemark, or become entitled to the benefit of any trademark application, registration, trademark, trade name or servicemark or any renewal or extension of any trademark registration, such shall be included in the definition of "Trademarks" as used in this Assignment (except for purposes of Section 2 hereof), Section 1 hereof shall automatically apply thereto, and the Assignor shall give to the Assignee prompt notice thereof in writing. The Assignor authorizes the Assignee to modify this Assignment by amending Exhibit A to include any future trademark or trade name.

         5. The Assignor agrees not to sell, assign or encumber its interest in, or grant any license with respect to, any of the Trademarks, except for the licenses listed on Exhibit C attached hereto.

         6. The Assignor agrees that it will authorize, execute and deliver to Assignee all documents requested by Assignee to facilitate the purposes of this Assignment, including, but not limited to, documents required to record Assignee's interest in any appropriate office in any domestic or foreign jurisdiction. At such time as the Financing Agreement and the other Loan Documents shall have been terminated in accordance with their terms, the Assignee shall on demand of the Assignor execute and deliver to the Assignor all termination statements and other instruments as may be necessary or proper to terminate this Assignment and assign to the Assignor all the Assignee's rights in the Trademarks, subject to any disposition thereof which may have been made by the Assignee pursuant hereto or pursuant to the Loan Documents.

         7. The Assignor shall have the duty, through counsel reasonably acceptable to the Assignee, (i) to prosecute diligently any pending Trademark application as of the date of this Assignment or thereafter until the Financing Agreement and the Loan Documents shall have been terminated in accordance with their terms; provided, that the Assignor may abandon any such application upon thirty days' written notice to the Assignee, (ii) to make application on those trademarks and trade names which are unregistered but capable of being registered and which a prudent person would reasonably cause to be registered and (iii) to preserve and maintain all rights in all Trademarks which a prudent person would reasonably preserve and maintain. Any expenses incurred in connection with applications that constitute Trademarks shall be borne by the Assignor. The Assignor shall not abandon any application presently pending that constitutes a Trademark without the written consent of the Assignee.

         8. The Assignee shall have the right but shall in no way be obligated to bring suit in its own name to enforce or to defend the Trademarks and any license thereunder if the Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit. The Assignor shall at the request of the Assignee do any and all lawful acts and execute any and all proper documents required by the Assignee in aid of such enforcement or defense (including, without limitation, participation as a plaintiff or defendant in any proceeding) and, if Assignor has failed to bring such suit in circumstances in which a prudent person would have brought such suit, the Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all reasonable costs and expenses incurred by the Assignee in the exercise of its rights under this Section.

         9. This Assignment shall also serve to evidence the security interest in the Trademarks granted by the Assignor to the Assignee pursuant to the Security Agreement.

         10. No course of dealing between the Assignor and the Assignee, failure to exercise, nor any delay in exercising, on the part of the Assignee, with respect to any right, power

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
or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         11. All of the Assignee's rights and remedies with respect to the Trademarks, whether established hereby, by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         12. This Assignment is subject to modification only by a writing signed by the parties, except as provided in Section 4 hereof.

         13. This Assignment shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         14. Upon payment in full of all Liabilities (other than Assignor's unmatured indemnity obligations under any Loan Document) and the expiration of any obligation of the Assignee to extend credit accommodations to the Assignor, this Assignment shall terminate and all rights to the Trademarks shall revert to the Assignor.

         15. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF) OF (I) THE UNITED STATES OF AMERICA AS TO RIGHTS AND INTERESTS HEREUNDER WHICH ARE REGISTERED OR FOR THE REGISTRATION OF WHICH APPLICATION IS PENDING WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE AND (II) THE STATE OF MINNESOTA IN ALL OTHER RESPECTS. WHENEVER POSSIBLE, EACH PROVISION OF THIS ASSIGNMENT AND ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS ASSIGNMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS ASSIGNMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR RELATING HERETO. IN THE EVENT OF ANY CONFLICT WITHIN, BETWEEN OR AMONG THE PROVISIONS OF THIS ASSIGNMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER STATEMENT, INSTRUMENT OR TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR RELATING HERETO OR THERETO, THOSE PROVISIONS GIVING THE ASSIGNEE THE GREATER RIGHT SHALL GOVERN.

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                  IN WITNESS WHEREOF, the Assignor has executed this instrument.


                                             FUTECH INTERACTIVE PRODUCTS, INC.

                                             By /s/ Vincent W. Goett
                                                ------------------------------
                                             Title  CEO
                                                   ---------------------------


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
                                                                    EXHIBIT A TO
                                                           COLLATERAL ASSIGNMENT
                                                                   OF TRADEMARKS

                            UNITED STATES TRADEMARKS

Mark                          Serial/Registration No.                     Registration Date               Filing Date
----                          ------------------------                    -----------------               -----------
Talking Pages                 75/432,307                                                                  2/11/98
                              International Class 28
                              Supplemental Register 1,923,092             9/26/95                         8/30/93
                              Class 28

Futech                        75/431,875                                                                  2/10/98
                              International Class 16
                              75/382,546 (Pending)                                                        10/31/97
                              Class 16

Our Technology                75/199,891 (Pending)                                                        11/15/96
Speaks For Itself             Class 16
                              75/199,890 (Pending)                                                        11/15/96
                              Class 28

Better Than A                 2,082,289
Letter

Kinda Like A Card             75/212,891                                  Notice Of Allowance              12/13/96
                                                                          10/21/97

                                                                    EXHIBIT B TO
                                             COLLATERAL ASSIGNMENT OF TRADEMARKS

                            ASSIGNMENT OF TRADEMARKS

         This Assignment having an effective date of _____________, 19_ is made by and between FUTECH INTERACTIVE PRODUCTS, INC., located and doing business at 2999 North 44th, Suite 225, Phoenix, Arizona 85018-7247 ("Assignor") and _______________________, a ____________________ corporation, located and doing business at __________________ ("Assignee").

         WHEREAS, Assignor has adopted and owns certain trademarks which are registered in the U.S. Patent and Trademark Office or which are the subject of a pending application in the U.S. Patent and Trademark Office (hereinafter the "Marks") and,

         WHEREAS, Assignee is desirous of acquiring the Marks and registration therefor.

         NOW THEREFORE, in consideration of and in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto Assignee, and its successors and assigns, all of its right, title and interest in and to the Marks, and the registrations and applications therefor, together with that part of the good will of the business connected with the use of and symbolized by the Marks, and including Assignor's entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Marks. Assignor hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith. Assignor hereby irrevocably authorizes U.S. Bancorp Republic Commercial Finance, Inc. to date this undated Assignment and otherwise complete this Assignment at the time of transfer.

         IN WITNESS WHEREOF, the parties have executed this assignment as of the dates identified below.

                                               FUTECH INTERACTIVE PRODUCTS, INC.

Date:______________________________            By_______________________________
                                               Title____________________________


                                               _______________________(Assignee)

Date:______________________________            By_______________________________
                                               Title:___________________________

                                                                    EXHIBIT C TO
                                                           COLLATERAL ASSIGNMENT
                                                                   OF TRADEMARKS

                                EXISTING LICENSES

Licensee                                               Date License Expires

None

                            ASSIGNMENT OF TRADEMARKS

         This Assignment having an effective date of March 31, 1998 is made by and between FUTECH INTERACTIVE PRODUCTS, INC., located and doing business at 2999 North 44th, Suite 225, Phoenix, Arizona 85018-7247 ("Assignor")
and                         , a                     corporation, located and
   -------------------------    -------------------
doing business at                       ("Assignee").
                  ---------------------
         WHEREAS, Assignor has adopted and owns certain trademarks which are registered in the U.S. Patent and Trademark Office or which are the subject of a pending application in the U.S. Patent and Trademark Office (hereinafter the "Marks") and,

         WHEREAS, Assignee is desirous of acquiring the Marks and registration therefor.

         NOW THEREFORE, in consideration of and in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign and transfer unto Assignee, and its successors and assigns, all of its right, title and interest in and to the Marks, and the registrations and applications therefor, together with that part of the good will of the business connected with the use of and symbolized by the Marks, and including Assignor's entire right, title and interest in and to any and all causes of action and rights of recovery for past infringement of the Marks. Assignor hereby covenants that it has full right to convey the entire interest herein assigned, and that it has not executed, and will not execute, any agreements inconsistent herewith. Assignor hereby irrevocably authorizes U.S. Bancorp Republic Commercial Finance, Inc. to date this undated Assignment and otherwise complete this Assignment at the time of transfer.

         IN WITNESS WHEREOF, the parties have executed this assignment as of the dates identified below.

                                      FUTECH INTERACTIVE PRODUCTS, INC.

Date: 3/31/98                         By /s/ Vincent W. Goett
     -----------------------------      ------------------------------
                                      Title CEO
                                           ---------------------------
                                                            (Assignee)
                                      ----------------------

Date:                                 By
     -----------------------------      ------------------------------
                                      Title
                                           ---------------------------